Exhibit 99.1

Blackstone Reports Fourth Quarter and Full Year 2020 Results

New York, January 27, 2021: Blackstone (NYSE:BX) today reported its fourth quarter and full year 2020 results.

Stephen A. Schwarzman, Chairman and Chief Executive Officer, said, “Blackstone achieved record results in the fourth quarter. Despite the highly challenged economic backdrop in 2020, we continued to deliver differentiated investment performance for our limited partners, leading to nearly $100 billion of capital inflows – the fourth consecutive year at this level or better. Looking forward, we have an extraordinary range of growth initiatives across every area of the firm, with an increasing focus on perpetual capital. The firm ended 2020 in a position of strength and we have great confidence in the path ahead.”

Blackstone issued a full detailed presentation of its fourth quarter and full year 2020 results, which can be viewed at www.blackstone.com.

Dividend

Blackstone has declared a quarterly dividend of $0.96 per share to record holders of Class A common stock at the close of business on February 8, 2021. This dividend will be paid on February 16, 2021.

Quarterly Investor Call Details

Blackstone will host its fourth quarter and full year 2020 investor conference via public webcast on January 27, 2021 at 9:00 a.m. ET. To register, please use the following link: https://event.webcasts.com/starthere.jsp?ei=1417556&tp_key=f411308b3b. For those unable to listen to the live broadcast, there will be a webcast replay on the Shareholders section of Blackstone’s website at https://ir.blackstone.com/.

Blackstone

345 Park Avenue New York NY 10154

T 212 583 5000

www.blackstone.com

About Blackstone

Blackstone is one of the world’s leading investment firms. We seek to create positive economic impact and long-term value for our investors, the companies we invest in, and the communities in which we work. We do this by using extraordinary people and flexible capital to help companies solve problems. Our $619 billion in assets under management include investment vehicles focused on private equity, real estate, public debt and equity, life sciences, growth equity, opportunistic, non-investment grade credit, real assets and secondary funds, all on a global basis. Further information is available at www.blackstone.com. Follow Blackstone on Twitter @Blackstone.

Forward-Looking Statements

This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect our current views with respect to, among other things, our operations, taxes, earnings and financial performance, share repurchases and dividends. You can identify these forward-looking statements by the use of words such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. We believe these factors include but are not limited to the impact of the novel coronavirus (“COVID-19”), as well as those described under the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2019 and in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, as such factors may be updated from time to time in our periodic filings with the United States Securities and Exchange Commission (“SEC”), which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this report and in our other periodic filings. The forward-looking statements speak only as of the date of this report, and we undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

2

This presentation does not constitute an offer of any Blackstone Fund.

Investor and Media Relations Contacts

Weston Tucker Blackstone Tel: +1 (212) 583-5231 tucker@blackstone.com	Christine Anderson Blackstone Tel: +1 (212) 583-5182 christine.anderson@blackstone.com

3

Blackstone’s Fourth Quarter and Full Year 2020 Earnings JANUARY 27, 2021 Exhibit 99.1

Blackstone |

($ in thousands, except per share data) (unaudited)
4Q'19
4Q'20
FY'19
FY'20
Revenues
Management and Advisory Fees, Net
943,900
$
1,134,138
$
3,472,155
$
4,092,549
$
Incentive Fees
87,610

97,702

129,911

138,661

Investment Income (Loss)
Performance Allocations
Realized
717,555

1,465,154

1,739,000

2,106,000

Unrealized
128,231

597,285

1,126,332

(384,393)

Principal Investments
Realized
100,535

220,814

393,478

391,628

Unrealized
67,913

217,688

215,003

(114,607)

Total Investment Income
1,014,234

2,500,941

3,473,813

1,998,628

Interest and Dividend Revenue
52,146

39,726

182,398

125,231

Other
(6,410)

(143,583)

79,993

(253,142)

Total Revenues
2,091,480
$
3,628,924
$
7,338,270
$
6,101,927
$
Expenses
Compensation and Benefits
Compensation
447,646

459,636

1,820,330

1,855,619

Incentive Fee Compensation
24,589

22,086

44,300

44,425

Performance Allocations Compensation
Realized
295,059

590,089

662,942

843,230

Unrealized
93,845

278,575

540,285

(154,516)

Total Compensation and Benefits
861,139

1,350,386

3,067,857

2,588,758

General, Administrative and Other
186,971

214,124

679,408

711,782

Interest Expense
60,688

45,702

199,648

166,162

Fund Expenses
5,229

1,902

17,738

12,864

Total Expenses
1,114,027
$
1,612,114
$
3,964,651
$
3,479,566
$
Other Income
Change in Tax Receivable Agreement Liability
(13,039)

(27,171)

161,567

(35,383)

Net Gains from Fund Investment Activities
42,923

90,867

282,829

30,542

Income Before Provision for Taxes
1,007,337
$
2,080,506
$
3,818,015
$
2,617,520
$
Provision (Benefit) for Taxes
28,943

266,342

(47,952)

356,014

Net Income
978,394
$
1,814,164
$
3,865,967
$
2,261,506
$
Net Loss Attributable to Redeemable Non-Controlling Interests in Consolidated Entities
(3,688)

(1,871)

(121)

(13,898)

Net Income Attributable to Non-Controlling Interests in Consolidated Entities
120,796

308,055

476,779

217,117

Net Income Attributable to Non-Controlling Interests in Blackstone Holdings
378,137

759,110

1,339,627

1,012,924

Net Income Attributable to The Blackstone Group Inc. (“BX”)
483,149
$
748,870
$
2,049,682
$
1,045,363
$
Net Income Per Share of Class A Common Stock, Basic
0.71
$
1.07
$
3.03
$
1.50
$
Net Income Per Share of Class A Common Stock, Diluted
0.71
$
1.07
$
3.03
$
1.50
$
Income Before Provision for Taxes Margin
48.2%
57.3%
52.0%
42.9%
BLACKSTONE’S FOURTH QUARTER AND FULL YEAR 2020 GAAP RESULTS
GAAP Net Income was $1.8 billion for the quarter and $2.3 billion for the year. GAAP Net Income Attributable to The
Blackstone Group Inc. was $749 million for the quarter and $1.0 billion for the year.
Throughout this presentation, all current period amounts are preliminary and unaudited. Totals may not add due to rounding. See pages 35-36, Definitions and Dividend
Policy, for definitions of terms used throughout this presentation. See additional notes on page 32.

Blackstone |

BLACKSTONE’S FOURTH QUARTER AND FULL YEAR 2020 HIGHLIGHTS
Financial Measures
Fee Related Earnings (“FRE”) of $750 million ($0.62/share) in the quarter, up
36%
year-over-year
–
FRE was $2.4 billion for the year ($1.97/share), up 33% year-over-year
Distributable Earnings (“DE”) of $1.5 billion ($1.13/share) in the quarter, up 60% year-
over-year
–
DE was $3.3 billion for the year ($2.65/share), up 16% year-over-year
Net Accrued Performance Revenues of $3.8 billion ($3.19/share)
Capital Metrics
Total Assets Under Management (“AUM”) of $618.6 billion, up 8% year-over-year
–
Fee-Earning AUM of $469.4 billion, up 15% year-over-year
Inflows of $32.3 billion in the quarter and $95.0 billion for the year
Realizations of $20.9 billion in the quarter and $42.6 billion for the year
Deployment of $25.4 billion in the quarter and $61.7 billion for the year
Capital Returned
to Shareholders
Dividend of $0.96 per common share payable on February 16, 2021
–
Dividends of $2.26 per common share for the year
$1.3 billion to be distributed to shareholders with respect to the fourth quarter and
$3.3 billion for the year through dividends and share repurchases
Notes on page 32.

Blackstone |

BLACKSTONE’S FOURTH QUARTER AND FULL YEAR 2020 SEGMENT EARNINGS
Fee Related Earnings per Share is based on end of period DE Shares Outstanding (see page 23, Share Summary). DE per Common Share is based on DE Attributable to
Common Shareholders (see page 22, Shareholder Dividends) and end of period Participating Common Shares outstanding. Full year per Share amounts represent the sum
of the last four quarters. See pages 30-31 for the Reconciliation of GAAP to Total Segment Measures.
% Change
% Change
($ in thousands, except per share data)
4Q'19
4Q'20
vs. 4Q'19
FY'19
FY'20
vs. FY'19
Management and Advisory Fees, Net
945,673
$
1,136,025
$
20%
3,484,236
$
4,111,165
$
18%
Fee Related Performance Revenues
156,373

286,227

83%
212,001

378,676

79%
Fee Related Compensation
(388,879)

(482,769)

24%
(1,336,578)

(1,496,570)

12%
Other Operating Expenses
(161,359)

(189,536)

17%
(571,142)

(623,217)

9%
Fee Related Earnings
551,808
$
749,947
$
36%
1,788,517
$
2,370,054
$
33%
Realized Performance Revenues
651,647

1,276,629

96%
1,660,642

1,865,993

12%
Realized Performance Compensation
(249,359)

(483,528)

94%
(603,935)

(714,347)

18%
Realized Principal Investment Income
38,542

103,821

169%
224,155

158,933

(29)%
Net Realizations
440,830

896,922

103%
1,280,862

1,310,579

2%
Total Segment Distributable Earnings
992,638
$
1,646,869
$
66%
3,069,379
$
3,680,633
$
20%
Net Interest Income (Loss)
(2,496)

(5,604)

125%
(2,441)

(34,910)

n/m
Taxes and Related Payables
(76,104)

(176,859)

132%
(196,159)

(304,127)

55%
Distributable Earnings
914,038
$
1,464,406
$
60%
2,870,779
$
3,341,596
$
16%
Additional Metrics:
FRE per Share
0.46
$
0.62
$
35%
1.49
$
1.97
$
32%
DE per Common Share
0.72
$
1.13
$
57%
2.31
$
2.65
$
15%
Total Segment Revenues
1,792,235
$
2,802,702
$
56%
5,581,034
$
6,514,767
$
17%
Total Assets Under Management
571,122,463
$
618,556,928
$
8%
571,122,463
$
618,556,928
$
8%
Fee-Earning Assets Under Management
408,074,852
$
469,433,114
$
15%
408,074,852
$
469,433,114
$
15%

Blackstone |

SUMMARY OF FINANCIALS
Full year Fee Related Earnings of $1.97 per share, an increase of 32% year-over-year.
Full year Total Segment Distributable Earnings were $3.7 billion, an increase of 20% year-over-year.
FRE Margin is calculated by dividing Fee Related Earnings by Fee Related Revenues (defined as the sum of Total Segment Management and Advisory Fees, Net and Fee
Related Performance Revenues).
Fee Related Earnings per Share
Segment Distributable Earnings
($ in millions)
FRE/Share
FRE Margin
Private
Equity
Real
Estate
Hedge Fund
Solutions
Credit &
Insurance
FY’20 total:
$3,681
$1,675
$1,202
$549
$254
$1.49
$1.97
48.4%
52.8%
FY'19
FY'20

Blackstone |

INVESTMENT PERFORMANCE AND NET ACCRUED PERFORMANCE REVENUES
Strong
appreciation
across
strategies
led
to
an
8%
increase
in
Net
Accrued
Performance
Revenues
to
$3.8
billion
($3.19/share) quarter-over-quarter.
Investment Performance
(appreciation / gross returns)
Net Accrued Performance Revenues
($ in millions)
Investment Performance represents fund appreciation for Real Estate and Private Equity and gross returns for Hedge Fund Solutions and Credit & Insurance. BPS Composite
net returns were 5.3% and 4.6% for 4Q’20 and FY’20, respectively. Credit Composite net returns were 4.2% and 3.2% for 4Q’20 and FY’20, respectively. See notes on pages 32-33 for additional details on investment performance.
4Q'20
FY'20
Real Estate
Opportunistic
4.3%
3.4%
Core+
5.5%
7.9%
Private Equity
Corporate Private Equity
10.6%
11.9%
Tactical Opportunities
11.3%
14.1%
Secondaries
9.4%
0.1%
Hedge Fund Solutions
BPS Composite
5.6%
5.5%
Credit & Insurance
Credit Composite
4.6%
4.0%
$3,550
$3,826
$1,231
$955
3Q'20
Net
Performance
Revenues
Net
Realized
Distributions
4Q'20

Blackstone |

Inflows were $32.3 billion in the quarter, bringing full year inflows to $95.0 billion.
Realizations were $20.9 billion in the quarter and $42.6 billion for the year.
Deployed $25.4 billion in the quarter and $61.7 billion for the year.
–
Committed an additional $7.1 billion that was not yet deployed in the quarter.
Corporate Private Equity also includes Core Private Equity, Life Sciences, and BTAS. Tactical Opportunities also includes Blackstone Growth.
($ in millions)
4Q'20
FY'20
4Q'20
FY'20
4Q'20
FY'20
Real Estate
12,016
$
33,427
$
9,619
$
16,257
$
11,697
$
25,008
$
Opportunistic
176

2,268

8,309

11,144

1,172

7,951

Core+
11,564

22,347

966

3,174

9,598

14,840

BREDS
276

8,812

345

1,938

927

2,216

Private Equity
5,017

23,030

7,618

17,305

8,177

22,888

Corporate Private Equity
3,398

12,476

3,085

8,742

4,539

10,442

Tactical Opportunities
1,485

5,553

3,824

6,093

2,312

6,108

Secondaries
134

4,114

709

2,470

1,175

3,335

Infrastructure
-

888

-

-

151

3,003

Hedge Fund Solutions
2,127

10,415

544

1,393

647

2,689

Credit & Insurance
13,134

28,141

3,166

7,671

4,922

11,112

Total Blackstone
32,294
$
95,013
$
20,948
$
42,625
$
25,444
$
61,696
$
Inflows
Realizations
Capital Deployed
CAPITAL METRICS – ADDITIONAL DETAIL

Blackstone |

ASSETS UNDER MANAGEMENT
Total AUM increased to $618.6 billion, up 8% year-over-year, with $32.3 billion of inflows in the quarter and $95.0 billion for the year.
Fee-Earning AUM of $469.4 billion was up 15% year-over-year, with $31.0 billion of inflows in the quarter and $109.2 billion for the year.
Perpetual Capital AUM reached $134.9 billion, up 30% year-over-year.
Total AUM
($ in billions)
Fee-Earning AUM
($ in billions)
Perpetual Capital AUM
($ in billions)
Private Equity
Real Estate
Hedge Fund Solutions
Credit & Insurance
$144.3
$154.4
$80.7
$79.4
$182.9
$197.5
$163.2
$187.2
$571.1
$618.6
4Q'19
4Q'20
$106.5
$116.6
$75.6
$74.1
$97.8
$129.5
$128.2
$149.1
$408.1
$469.4
4Q'19
4Q'20
$30.2
$34.7
$6.1
$8.1
$14.5
$15.2
$52.9
$76.9
$103.7
$134.9
4Q'19
4Q'20

Blackstone |

ADDITIONAL CAPITAL DETAIL
Invested Performance Eligible AUM reached $293.6 billion at quarter end, up 18% year-over-year.
Undrawn capital (“Total Dry Powder”) available for investment of $147.7 billion.
Private Equity
Real Estate
Hedge Fund Solutions
Credit & Insurance
Invested Performance Eligible AUM
($ in billions)
Total Dry Powder
($ in billions)
Private
Equity
Real
Estate
Hedge Fund
Solutions
Credit &
Insurance
4Q’20 total:
$147.7
Invested Performance Eligible AUM represents the fair value of invested assets that are eligible to earn performance revenues.
$26.0
$28.9
$43.8
$47.1
$73.5
$93.1
$105.4
$124.5
$248.7
$293.6
4Q'19
4Q'20
$46.1
$71.6
$4.2
$25.8
Click icon to add picture

9 Blackstone | Segment Highlights

Blackstone |

REAL ESTATE
Total
AUM:
Increased
15%
to
$187.2
billion
with
inflows
of
$12.0
billion
in
the
quarter
and
$33.4
billion
for
the
year.
–
Inflows during the quarter included $8.0 billion in BPP Life Sciences, $1.6 billion across BPP Europe, Asia, and U.S., and
$2.0 billion in BREIT.
–
Perpetual Capital increased 45% to $76.9 billion, representing approximately 41% of Total AUM.
Realizations:
$9.6 billion in the quarter and $16.3 billion for the year; realizations in the quarter included the recapitalization of BioMed Realty Trust.
Capital Deployed:
Record $11.7 billion in the quarter and record $25.0 billion for the year; deployment in the quarter was highlighted by the launch of a new perpetual capital vehicle, BPP Life Sciences, which will manage the BioMed Realty Trust portfolio as its first investment.
–
Committed an additional $3.2 billion that was not yet deployed in the quarter; commitments include a
2.3 million square-foot lab office portfolio concentrated in Cambridge, MA and a 13 million square-foot urban logistics park in China.
Appreciation:
Opportunistic funds and Core+ funds appreciated 4.3% and 5.5% for the quarter, and 3.4% and 7.9% for the year, respectively, reflecting continued strong performance from investments in global logistics properties.
% Change
% Change
($ in thousands)
4Q'19
4Q'20
vs. 4Q'19
FY'19
FY'20
vs. FY'19
Management Fees, Net
370,833
$
431,050
$
16%
1,265,178
$
1,638,688
$
30%
Fee Related Performance Revenues
149,889

271,778

81%
198,237

338,161

71%
Fee Related Compensation
(186,465)

(242,827)

30%
(531,259)

(618,105)

16%
Other Operating Expenses
(45,335)

(55,565)

23%
(168,332)

(183,132)

9%
Fee Related Earnings
288,922
$
404,436
$
40%
763,824
$
1,175,612
$
54%
Realized Performance Revenues
474,203

690,967

46%
1,032,337

787,768

(24)%
Realized Performance Compensation
(190,910)

(279,416)

46%
(374,096)

(312,698)

(16)%
Realized Principal Investment Income
16,476

10,945

(34)%
79,733

24,764

(69)%
Net Realizations
299,769

422,496

41%
737,974

499,834

(32)%
Segment Distributable Earnings
588,691
$
826,932
$
40%
1,501,798
$
1,675,446
$
12%
Segment Revenues
1,011,401
$
1,404,740
$
39%
2,575,485
$
2,789,381
$
8%
Total AUM
163,156,064
$
187,191,247
$
15%
163,156,064
$
187,191,247
$
15%
Fee-Earning AUM
128,214,137
$
149,121,461
$
16%
128,214,137
$
149,121,461
$
16%

Blackstone |

PRIVATE EQUITY
Total
AUM:
Increased
8%
to
$197.5
billion
with
inflows
of
$5.0
billion
in
the
quarter
and
$23.0
billion
for
the
year.
–
Inflows in the quarter included $2.4 billion for the final close of the second Core Private Equity fund, bringing total capital raised during the year to $8.2 billion.
–
Fee-Earning AUM increased 32% to $129.5 billion, driven by commencement of investment periods during the year for BCP VIII, BEP III, BXLS V, Secondaries’ third infrastructure fund, and Blackstone Growth.
Realizations:
$7.6 billion in the quarter and $17.3 billion for the year; realizations in the quarter included sale of
Rothesay Life and Sunrun
shares in connection with the Vivint
Solar merger.
Capital Deployed:
$8.2 billion in the quarter and $22.9 billion for the year, including Ancestry.com, Precision
Medicine Group, and NIBC during the quarter.
–
Committed an additional $2.4 billion that was not yet deployed in the quarter, including Corporate Private
Equity’s investments in Piramal Glass and Liftoff, and Infrastructure’s investment in Applegreen.
Appreciation:
Corporate Private Equity increased 10.6% in the quarter, driven by continued strong performance in both private and public holdings.
–
Tactical Opportunities increased 11.3% in the quarter; Secondaries increased 9.4% in the quarter.
% Change
% Change
($ in thousands)
4Q'19
4Q'20
vs. 4Q'19
FY'19
FY'20
vs. FY'19
Management and Advisory Fees, Net
278,352
$
385,935
$
39%
1,064,329
$
1,269,840
$
19%
Fee Related Compensation
(105,285)

(133,044)

26%
(423,752)

(455,538)

8%
Other Operating Expenses
(47,145)

(63,683)

35%
(160,010)

(195,213)

22%
Fee Related Earnings
125,922
$
189,208
$
50%
480,567
$
619,089
$
29%
Realized Performance Revenues
65,255

405,665

522%
468,992

877,493

87%
Realized Performance Compensation
(37,895)

(174,577)

361%
(192,566)

(366,949)

91%
Realized Principal Investment Income
10,227

34,078

233%
90,249

72,089

(20)%
Net Realizations
37,587

265,166

605%
366,675

582,633

59%
Segment Distributable Earnings
163,509
$
454,374
$
178%
847,242
$
1,201,722
$
42%
Segment Revenues
353,834
$
825,678
$
133%
1,623,570
$
2,219,422
$
37%
Total AUM
182,886,109
$
197,549,222
$
8%
182,886,109
$
197,549,222
$
8%
Fee-Earning AUM
97,773,964
$
129,539,630
$
32%
97,773,964
$
129,539,630
$
32%
Secondaries’ appreciation reflects a reporting lag of its underlying funds.

Blackstone |

HEDGE FUND SOLUTIONS
Total
AUM:
$79.4
billion
with
inflows
of
$2.1
billion
in
the
quarter
and
$10.4
billion
for
the
year.
–
Record market appreciation of $4.2 billion in the quarter.
–
Held additional closes for second GP stakes fund, bringing LTD commitments to $4.0 billion.
Returns:
BPS Composite gross return of 5.6% in the quarter (5.3% net).
–
Gross returns of 5.5% for the year (4.6% net), with significantly less volatility than the broader markets.
–
For the final nine months of the year, BPS Composite generated a gross return of 15.3% (14.5% net).
% Change
% Change
($ in thousands)
4Q'19
4Q'20
vs. 4Q'19
FY'19
FY'20
vs. FY'19
Management Fees, Net
143,399
$
154,074
$
7%
560,125
$
588,079
$
5%
Fee Related Compensation
(33,486)

(33,764)

1%
(151,960)

(161,713)

6%
Other Operating Expenses
(22,507)

(23,632)

5%
(81,999)

(79,758)

(3)%
Fee Related Earnings
87,406
$
96,678
$
11%
326,166
$
346,608
$
6%
Realized Performance Revenues
108,677

170,922

57%
126,576

179,789

42%
Realized Performance Compensation
(19,713)

(29,022)
47%
(24,301)

(31,224)

28%
Realized Principal Investment Income
8,204

55,200

573%
21,707

54,110

149%
Net Realizations
97,168

197,100

103%
123,982

202,675

63%
Segment Distributable Earnings
184,574
$
293,778
$
59%
450,148
$
549,283
$
22%
Segment Revenues
260,280
$
380,196
$
46%
708,408
$
821,978
$
16%
Total AUM
80,738,112
$
79,422,869
$
(2)%
80,738,112
$
79,422,869
$
(2)%
Fee-Earning AUM
75,636,004
$
74,126,610
$
(2)%
75,636,004
$
74,126,610
$
(2)%

Blackstone |

CREDIT & INSURANCE
Total
AUM:
$154.4
billion
with
inflows
of
$13.1
billion
in
the
quarter
and
$28.1
billion
for
the
year.
–
Acquired DCI, a pioneer in quantitative credit investing, in the quarter, contributing $7.8 billion to Total AUM.
–
Mezzanine / opportunistic strategy closed $1.1 billion in the quarter, bringing total equity raise to $3.7 billion and total investable capital to $4.5 billion, inclusive of anticipated leverage.
–
Global Direct Lending had inflows of $1.7 billion in the quarter, bringing Total AUM to $22.1 billion, including the final close for BXSL; subsequent to quarter end, launched BCRED, a continuously offered, non-traded BDC, with an initial $814
million equity raise resulting in $1.8 billion of investable capital, including anticipated leverage.
–
Subsequent to quarter end, Blackstone funds agreed to acquire Allstate Life Insurance Company, a life and annuity insurance company with $27.9 billion of assets, bringing pro forma insurance AUM to $96.6 billion.
Realizations:
$3.2 billion in the quarter and $7.7 billion for the year.
Capital Deployed: Record $4.9 billion in the quarter and record $11.1 billion for the year; committed an additional
$1.2
billion that was not yet deployed in the quarter.
Returns:
Gross Credit Composite return of 4.6% for the quarter (4.2% net), driven by strong portfolio performance as well as continued recovery in both public and private credit markets.
BXSL
–
Blackstone
Secured
Lending
Fund,
BCRED
–
Blackstone
Private
Credit
Fund. Allstate Life Insurance Company assets of $27.9 billion represents fair value as of 3Q'20.
% Change
% Change
($ in thousands)
4Q'19
4Q'20
vs. 4Q'19
FY'19
FY'20
vs. FY'19
Management Fees, Net
153,089
$
164,966
$
8%
594,604
$
614,558
$
3%
Fee Related Performance Revenues
6,484

14,449

123%
13,764

40,515

194%
Fee Related Compensation
(63,643)

(73,134)

15%
(229,607)

(261,214)

14%
Other Operating Expenses
(46,372)

(46,656)

1%
(160,801)

(165,114)

3%
Fee Related Earnings
49,558
$
59,625
$
20%
217,960
$
228,745
$
5%
Realized Performance Revenues
3,512

9,075

158%
32,737

20,943

(36)%
Realized Performance Compensation
(841)

(513)

(39)%
(12,972)

(3,476)

(73)%
Realized Principal Investment Income
3,635

3,598

(1)%
32,466

7,970

(75)%
Net Realizations
6,306

12,160

93%
52,231

25,437

(51)%
Segment Distributable Earnings
55,864
$
71,785
$
28%
270,191
$
254,182
$
(6)%
Segment Revenues
166,720
$
192,088
$
15%
673,571
$
683,986
$
2%
Total AUM
144,342,178
$
154,393,590
$
7%
144,342,178
$
154,393,590
$
7%
Fee-Earning AUM
106,450,747
$
116,645,413
$
10%
106,450,747
$
116,645,413
$
10%

14 Blackstone | Supplemental Details

Blackstone |

TOTAL SEGMENTS
($ in thousands)
4Q'19
1Q'20
2Q'20
3Q'20
4Q'20
FY'19
FY'20
Base Management Fees
873,368
$
910,396
$
941,794
$
1,043,770
$
1,076,094
$
3,245,930
$
3,972,054
$
Transaction, Advisory and Other Fees, Net
95,073
50,665
48,292
33,628
75,290
314,420
207,875
Management Fee Offsets
(22,768)
(20,494)
(13,353)
(19,558)
(15,359)
(76,114)
(68,764)
Total Management and Advisory Fees, Net
945,673
940,567
976,733
1,057,840
1,136,025
3,484,236
4,111,165
Fee Related Performance Revenues
156,373
12,466
15,033
64,950
286,227
212,001
378,676
Fee Related Compensation
(388,879)
(346,264)
(306,904)
(360,633)
(482,769)
(1,336,578)
(1,496,570)
Other Operating Expenses
(161,359)
(138,885)
(143,583)
(151,213)
(189,536)
(571,142)
(623,217)
Fee Related Earnings
551,808
$
467,884
$
541,279
$
610,944
$
749,947
$
1,788,517
$
2,370,054
$
Realized Performance Revenues
651,647
167,233
102,177
319,954
1,276,629
1,660,642
1,865,993
Realized Performance Compensation
(249,359)
(71,302)
(37,787)
(121,730)
(483,528)
(603,935)
(714,347)
Realized Principal Investment Income
38,542
20,290
18,938
15,884
103,821
224,155
158,933
Total Net Realizations
440,830
116,221
83,328
214,108
896,922
1,280,862
1,310,579
Total Segment Distributable Earnings
992,638
$
584,105
$
624,607
$
825,052
$
1,646,869
$
3,069,379
$
3,680,633
$
Net Interest Income (Loss)
(2,496)
(3,941)
(12,634)
(12,731)
(5,604)
(2,441)
(34,910)
Taxes and Related Payables
(76,104)
(23,053)
(63,990)
(40,225)
(176,859)
(196,159)
(304,127)
Distributable Earnings
914,038
$
557,111
$
547,983
$
772,096
$
1,464,406
$
2,870,779
$
3,341,596
$
Additional Metrics:
Total Segment Revenues
1,792,235
$
1,140,556
$
1,112,881
$
1,458,628
$
2,802,702
$
5,581,034
$
6,514,767
$
Total Assets Under Management
571,122,463
$
538,007,285
$
564,330,088
$
584,376,213
$
618,556,928
$
571,122,463
$
618,556,928
$
Fee-Earning Assets Under Management
408,074,852
$
423,055,037
$
435,825,935
$
444,511,078
$
469,433,114
$
408,074,852
$
469,433,114
$

Blackstone |

Total AUM Rollforward
($ in millions)
Fee-Earning AUM Rollforward
($ in millions)
Inflows include contributions, capital raised, other increases in available capital, purchases, inter-segment allocations and acquisitions. Outflows represent redemptions, client withdrawals and other decreases in available capital. Realizations represent realization proceeds from the disposition
or
other monetization of assets and current
income. Market Activity represents gains (losses) on portfolio investments and the impact of foreign exchange rate fluctuations. AUM is reported in the segment where the assets are managed. Total AUM Market Activity includes a one-time adjustment for a change in methodology, see additional notes on page 33.
Three Months Ended December 31, 2020
Twelve Months Ended December 31, 2020
Real
Private
Hedge Fund
Credit &
Real
Private
Hedge Fund
Credit &
Estate
Equity
Solutions
Insurance
Estate
Equity
Solutions
Insurance
Beginning Balance
173,797
$
189,154
$
77,789
$
143,637
$
584,376
$
163,156
$
182,886
$
80,738
$
144,342
$
571,122
$
Inflows
12,016

5,017

2,127

13,134

32,294

33,427

23,030

10,415

28,141

95,013

Outflows
(674)

(1,095)

(4,189)

(2,514)

(8,471)

(3,837)

(2,708)

(13,353)

(9,380)

(29,279)

Net Flows
11,342

3,922

(2,062)

10,621

23,823

29,590

20,323

(2,938)

18,761

65,735

Realizations
(9,619)

(7,618)

(544)

(3,166)

(20,948)

(16,257)

(17,305)

(1,393)

(7,671)

(42,625)

Market Activity
11,672

12,092

4,240

3,302

31,305

10,702

11,645

3,016

(1,039)

24,324

Ending Balance
187,191
$
197,549
$
79,423
$
154,394
$
618,557
$
187,191
$
197,549
$
79,423
$
154,394
$
618,557
$
% Change
8%
4%
2%
7%
6%
15%
8%
(2)%
7%
8%
Total
Total
Three Months Ended December 31, 2020
Twelve Months Ended December 31, 2020
Real
Private
Hedge Fund
Credit &
Real
Private
Hedge Fund
Credit &
Estate
Equity
Solutions
Insurance
Estate
Equity
Solutions
Insurance
Beginning Balance
137,878
$
129,702
$
71,700
$
105,232
$
444,511
$
128,214
$
97,774
$
75,636
$
106,451
$
408,075
$
Inflows
12,371

2,568

2,653

13,452

31,044

28,071

45,360

9,713

26,035

109,179

Outflows
(1,179)

(50)

(3,741)

(2,370)

(7,339)

(3,518)

(5,956)

(12,539)

(9,417)

(31,430)

Net Flows
11,192

2,518

(1,088)

11,082

23,704

24,554

39,404

(2,826)

16,618

77,749

Realizations
(3,877)

(3,648)

(508)

(2,130)

(10,163)

(9,007)

(7,291)

(1,346)

(5,506)

(23,151)

Market Activity
3,929

967

4,023

2,461

11,380

5,361

(347)

2,663

(917)

6,760

Ending Balance
149,121
$
129,540
$
74,127
$
116,645
$
469,433
$
149,121
$
129,540
$
74,127
$
116,645
$
469,433
$
% Change
8%
(0)%
3%
11%
6%
16%
32%
(2)%
10%
15%
Total
Total
ASSETS UNDER MANAGEMENT - ROLLFORWARD

Blackstone |

$9.42
$9.61
4Q'19
4Q'20
DECONSOLIDATED BALANCE SHEET HIGHLIGHTS
At December 31, 2020, Blackstone had $5.6 billion in total cash, cash equivalents, and corporate treasury investments and $11.5
billion of cash and net investments, or $9.61 per share.
Blackstone has a $2.3 billion undrawn credit revolver and maintains A+/A+ ratings.
Balance
Sheet
Highlights
exclude
the
consolidated
Blackstone
Funds.
GP/Fund
Investments
include
Blackstone
investments
in
Real
Estate,
Private
Equity,
Hedge
Fund
Solutions,
and
Credit
&
Insurance,
which
were
$923
million,
$746
million,
$117
million,
and
$278
million,
respectively,
as
of
December
31,
2020.
Cash
and
Net Investments per share amounts are calculated using period end DE Shares Outstanding (see page 23, Share Summary).
A+ / A+
rated by S&P and Fitch
$2.3B
undrawn credit revolver
with November 2025 maturity
$5.6B
total cash
and corporate treasury
Cash and Net Investments
(per share)
($ in millions)
4Q'20
Cash and Cash Equivalents
1,999
$
Corporate Treasury
Investments
3,646
GP/Fund Investments
2,064
Net Accrued Performance
Revenues
3,826
Cash and Net Investments
11,535
$
Outstanding Bonds (at par)
5,732

Blackstone |

4Q’20 QoQ Rollforward
($ in millions)
FY’20 Rollforward
($ in millions)
Net
Accrued
Performance
Revenues
(“NAPR”)
are
presented
net
of
performance
compensation
and
do
not
include
clawback
amounts,
if
any,
which
are
disclosed in the 10-K/Q. Tactical Opportunities includes Blackstone Growth. See additional notes on page 33.
($ in millions, except per share data)
4Q'19
3Q'20
4Q'20
4Q'20
Per Share
Real Estate
BREP IV
11
$
8
$
9
$
0.01
$
BREP V
19

7

13

0.01
BREP VI
76

46

42

0.04
BREP VII
445

238

236

0.20
BREP VIII
674

782

475

0.40
BREP IX
6

90

137

0.11
BREP Europe IV
158

104

97

0.08
BREP Europe V
193

179

211

0.18
BREP Asia I
152

102

127

0.11
BREP Asia II
22

-

-

-

BPP
281

227

264

0.22
BREDS
33

6

23

0.02
BTAS
42

42

21

0.02
Real Estate
2,112
$
1,831
$
1,656
$
1.38
$
Private Equity
BCP IV
23

19

18

0.01
BCP VI
705

668

680

0.57
BCP VII
471

458

688

0.57
BCP Asia
17

40

72

0.06
BEP I
102

23

29

0.02

BEP III
-

-

16

0.01

BCEP I
46

85

105

0.09
Tactical Opportunities
157

148

204
0.17
Secondaries
144

76

105
0.09
Life Sciences
7

7

10

0.01
BTAS/Other
62

20

45

0.04
Private Equity
1,735
$
1,544
$
1,971
$
1.64
$
Hedge Fund Solutions
15
$
54
$
29
$
0.02
$
Credit & Insurance
237
$
121
$
170
$
0.14
$
Net Accrued Performance Revenues
4,099
$
3,550
$
3,826
$
3.19
$
3Q'20
Net
Performance
Revenues
Net
Realized
Distributions
4Q'20
Real Estate
1,831
$
388
$
(563)
$
1,656
$
Private Equity
1,544

660

(233)

1,971

HFS
54

117

(142)

29

Credit &
Insurance
121

66

(17)

170

Total
3,550
$
1,231
$
(955)
$
3,826
$
QoQ Change
8%
4Q'19
Net
Performance
Revenues
Net
Realized
Distributions
4Q'20
Real Estate
2,112
$
211
$
(666)
$
1,656
$
Private Equity
1,735

752

(516)

1,971

HFS
15

163

(149)

29

Credit &
Insurance
237

(27)

(40)

170

Total
4,099
$
1,099
$
(1,371)
$
3,826
$
YoY Change
(7)%
NET ACCRUED PERFORMANCE REVENUES – ADDITIONAL DETAIL

Blackstone |

Notes
on
page
21.
BREP
–
Blackstone
Real
Estate
Partners,
BREIT
–
Blackstone
Real
Estate
Income
Trust,
BPP
–
Blackstone
Property
Partners,
BREDS
–
Blackstone
Real
Estate
Debt
Strategies,
BCP
–
Blackstone
Capital
Partners,
BCOM
–
Blackstone
Communications.
* Represents funds that are currently in their investment period and open ended funds.
($/€ in thousands, except where noted)
Committed
Available
Unrealized Investments
Realized Investments
Total Investments
Net IRRs (d)
Fund (Investment Period Beginning Date / Ending Date)
Capital
Capital (b)
Value
MOIC (c)
Value
MOIC (c)
Value
MOIC (c)
Realized
Total
Real Estate
Pre-BREP
140,714
$
-
$
-
$
n/a
345,190
$
2.5x
345,190
$
2.5x
33%
33%
BREP I (Sep 1994 / Oct 1996)
380,708

-

-

n/a
1,327,708

2.8x
1,327,708

2.8x
40%
40%
BREP II (Oct 1996 / Mar 1999)
1,198,339

-

-

n/a
2,531,614

2.1x
2,531,614

2.1x
19%
19%
BREP III (Apr 1999 / Apr 2003)
1,522,708

-

-

n/a
3,330,406

2.4x
3,330,406

2.4x
21%
21%
BREP IV (Apr 2003 / Dec 2005)
2,198,694

-

89,243

1.8x
4,544,926

1.7x
4,634,169

1.7x
13%
12%
BREP V (Dec 2005 / Feb 2007) (e)
5,539,418

231,919

191,895

0.8x
13,080,463

2.4x
13,272,358

2.3x
12%
11%
BREP VI (Feb 2007 / Aug 2011) (e)
11,060,444

550,734

512,439

2.3x
27,223,779

2.5x
27,736,218

2.5x
13%
13%
BREP VII (Aug 2011 / Apr 2015)
13,496,823

1,525,946

5,584,753

1.2x
23,030,962

2.1x
28,615,715

1.8x
22%
14%
BREP VIII (Apr 2015 / Jun 2019)
16,567,256

2,729,536

13,706,200

1.2x
13,362,963

2.3x
27,069,163

1.6x
29%
14%
*BREP IX (Jun 2019 / Dec 2024)
20,891,658

14,175,042

8,173,444

1.2x
1,204,084

1.4x
9,377,528

1.3x
n/m
20%
Total Global BREP
72,996,762
$
19,213,177
$
28,257,974
$
1.2x
89,982,095
$
2.3x
118,240,069
$
1.9x
18%
15%
BREP Int'l (Jan 2001 / Sep 2005)
824,172
€
-
€
-
€
n/a
1,373,170
€
2.1x
1,373,170
€
2.1x
23%
23%
BREP Int'l II (Sep 2005 / Jun 2008) (f)
1,629,748

-

-

n/a
2,576,670

1.8x
2,576,670

1.8x
8%
8%
BREP Europe III (Jun 2008 / Sep 2013) (e)
3,205,167

456,744

362,083

0.6x
5,738,120

2.5x
6,100,203

2.1x
20%
14%
BREP Europe IV (Sep 2013 / Dec 2016)
6,710,146

1,308,972

2,441,555

1.3x
9,045,059

2.0x
11,486,614

1.8x
22%
14%
BREP Europe V (Dec 2016 / Oct 2019)
7,949,959

1,563,722

8,006,708

1.3x
853,905

2.8x
8,860,613

1.4x
51%
9%
*BREP Europe VI (Oct 2019 / Apr 2025)
9,786,439

7,021,025

2,670,641

1.1x
4,800

n/a
2,675,441

1.1x
n/m
(0)%
Total BREP Europe
30,105,631
€
10,350,463
€
13,480,987
€
1.2x
19,591,724
€
2.1x
33,072,711
€
1.6x
16%
12%
BREP Asia I (Jun 2013 / Dec 2017)
4,598,089
$
1,277,077
$
3,227,787
$
1.4x
4,422,796
$
1.9x
7,650,583
$
1.7x
21%
12%
*BREP Asia II (Dec 2017 / Jun 2023)
7,302,307

3,989,162

3,830,476

1.2x
267,905

1.5x
4,098,381

1.2x
47%
7%
BREP Co-Investment (g)
7,055,974

52,499

556,811

1.4x
14,780,923

2.2x
15,337,734

2.2x
16%
16%
Total BREP
128,730,171
$
37,176,041
$
51,343,542
$
1.2x
134,129,927
$
2.2x
185,473,469
$
1.8x
17%
15%
*Core+ BPP (Various) (h)
n/a
n/a
43,373,269

n/a
7,884,244

n/a
51,257,513

n/a
n/m
9%
*Core+ BREIT (Various) (i)
n/a
n/a
21,046,096

n/a
706,600

n/a
21,752,696

n/a
n/a
9%
*BREDS High-Yield (Various) (j)
19,991,345

9,009,057

3,983,786

1.0x
13,213,838

1.3x
17,197,624

1.2x
11%
10%
Private Equity
Corporate Private Equity
BCP I (Oct 1987 / Oct 1993)
859,081
$
-
$
-
$
n/a
1,741,738
$
2.6x
1,741,738
$
2.6x
19%
19%
BCP II (Oct 1993 / Aug 1997)
1,361,100

-

-

n/a
3,256,819

2.5x
3,256,819

2.5x
32%
32%
BCP III (Aug 1997 / Nov 2002)
3,967,422

-

-

n/a
9,184,688

2.3x
9,184,688

2.3x
14%
14%
BCOM (Jun 2000 / Jun 2006)
2,137,330

24,575

12,891

n/a
2,953,649

1.4x
2,966,540

1.4x
6%
6%
BCP IV (Nov 2002 / Dec 2005)
6,773,182

188,664

161,420

2.0x
21,417,821

2.9x
21,579,241

2.9x
36%
36%
BCP V (Dec 2005 / Jan 2011)
21,009,112

1,035,259

534,817

5.9x
37,465,460

1.9x
38,000,277

1.9x
8%
8%
BCP VI (Jan 2011 / May 2016)
15,202,400

1,164,970

10,785,320

1.8x
18,844,732

2.2x
29,630,052

2.0x
17%
13%
BCP VII (May 2016 / Feb 2020)
18,853,440

1,500,064

23,833,391

1.5x
2,127,704

1.4x
25,961,095

1.5x
20%
15%
*BCP VIII (Feb 2020 / Feb 2026)
24,839,835

24,780,233

55,918

n/a
-

n/a
55,918

n/a
n/a
n/a
Energy I (Aug 2011 / Feb 2015)
2,441,558

142,138

707,832

1.0x
3,332,406

1.9x
4,040,238

1.7x
15%
10%
Energy II (Feb 2015 / Feb 2020)
4,913,589

452,250

3,542,696

0.9x
538,308

0.8x
4,081,004

0.9x
(18)%
(9)%
*Energy III (Feb 2020 / Feb 2026)
4,230,317

3,659,611

740,313

1.5x
-

n/a
740,313

1.5x
n/a
n/m
*BCP Asia (Dec 2017 / Dec 2023)
2,407,749

1,314,996

1,882,785

1.8x
160,023

2.2x
2,042,808

1.8x
145%
35%
*Core Private Equity I (Jan 2017 / Jul 2021) (k)
4,756,127

1,704,858

5,140,800

1.6x
1,007,863

1.9x
6,148,663

1.7x
33%
20%
Core Private Equity II (TBD) (k)
8,160,000

8,160,000

-

n/a
-

n/a
-

n/a
n/a
n/a
Total Corporate Private Equity
121,912,242
$
44,127,618
$
47,398,183
$
1.5x
102,031,211
$
2.1x
149,429,394
$
1.8x
16%
15%
INVESTMENT RECORDS AS OF DECEMBER 31, 2020
(a)

Blackstone |

Notes
on
page
21.
BXLS
–
Blackstone
Life
Sciences,
BXSL
–
Blackstone
Secured
Lending
Fund.
* Represents funds that are currently in their investment period and open ended funds.
($/€ in thousands, except where noted)
Committed
Available
Unrealized Investments
Realized Investments
Total Investments
Net IRRs (d)
Fund (Investment Period Beginning Date / Ending Date)
Capital
Capital (b)
Value
MOIC (c)
Value
MOIC (c)
Value
MOIC (c)
Realized
Total
Private Equity (continued)
Tactical Opportunities
*Tactical Opportunities (Various)
23,059,743
$
9,485,052
$
13,781,064
$
1.3x
11,484,767
$
1.8x
25,265,831
$
1.4x
17%
11%
*Tactical Opportunities Co-Investment and Other (Various)
8,752,000

2,219,611

3,412,302

1.2x
5,404,166

1.7x
8,816,468

1.5x
19%
15%
Total Tactical Opportunities
31,811,743
$
11,704,663
$
17,193,366
$
1.3x
16,888,933
$
1.7x
34,082,299
$
1.4x
18%
12%
*Blackstone Growth (Jul 2020 / Jul 2025)
3,378,427

2,590,318

480,643

n/m
-

n/a
480,643

n/m
n/a
n/m
Strategic Partners (Secondaries)
Strategic Partners I-V (Various) (l)
11,863,351

1,163,562

767,152

n/m
17,047,367

n/m
17,814,519

1.5x
n/a
13%
Strategic Partners VI (Apr 2014 / Apr 2016) (l)
4,362,750

1,231,443

1,140,668

n/m
3,420,227

n/m
4,560,895

1.4x
n/a
13%
Strategic Partners VII (May 2016 / Mar 2019) (l)
7,489,970

2,236,145

4,502,593

n/m
2,501,199

n/m
7,003,792

1.4x
n/a
13%
Strategic Partners Real Assets II (May 2017 / Jun 2020) (l)
1,749,807

342,200

1,146,290

n/m
457,411

n/m
1,603,701

1.2x
n/a
12%
*Strategic Partners VIII (Mar 2019 / Jul 2023) (l)
10,763,600

6,057,212

3,116,224

n/m
349,817

n/m
3,466,041

1.3x
n/a
25%
*Strategic Partners Real Estate, SMA and Other (Various) (l)
7,678,498

2,637,711

2,721,040

n/m
1,515,801

n/m
4,236,841

1.2x
n/a
12%
*Strategic Partners Infra III (Jun 2020 / Jul 2024) (l)
3,250,100

2,945,629

95,680

n/m
-

n/a
95,680

1.9x
n/a
n/m
Total Strategic Partners (Secondaries)
47,158,076
$
16,613,902
$
13,489,647
$
n/m
25,291,822
$
n/m
38,781,469
$
1.4x
n/a
13%
*Infrastructure (Various)
13,658,063

10,643,283

3,221,714

1.1x
-

n/a
3,221,714

1.1x
n/a
(0)%
Life Sciences
Clarus IV (Jan 2018 / Jan 2020)
910,000

376,877

620,930

1.3x
25,626

1.3x
646,556

1.3x
15%
11%
*BXLS V (Jan 2020 / Jan 2025)
4,711,227

4,124,901

659,008

1.2x
-

n/a
659,008

1.2x
n/a
n/m
Credit
Mezzanine / Opportunistic I (Jul 2007 / Oct 2011)
2,000,000
$
97,114
$
19,479
$
1.0x
4,774,747
$
1.6x
4,794,226
$
1.6x
n/a
17%
Mezzanine / Opportunistic II (Nov 2011 / Nov 2016)
4,120,000

1,033,222

837,744

0.6x
5,741,374

1.6x
6,579,118

1.3x
n/a
10%
*Mezzanine / Opportunistic III (Sep 2016 / Sep 2021)
6,639,133

1,523,459

5,183,034

1.1x
2,714,002

1.7x
7,897,036

1.2x
n/a
10%
Stressed / Distressed I (Sep 2009 / May 2013)
3,253,143

76,000

-

n/a
5,775,572

1.3x
5,775,572

1.3x
n/a
9%
Stressed / Distressed II (Jun 2013 / Jun 2018)
5,125,000

552,970

887,348

0.7x
4,511,189

1.2x
5,398,537

1.0x
n/a
(1)%
*Stressed / Distressed III (Dec 2017 / Dec 2022)
7,356,380

3,913,986

2,167,831

0.9x
1,502,127

1.4x
3,669,958

1.1x
n/a
2%
Energy I (Nov 2015 / Nov 2018)
2,856,867

999,173

1,459,608

0.9x
1,236,203

1.7x
2,695,811

1.2x
n/a
4%
*Energy II (Feb 2019 / Feb 2024)
3,616,081

2,797,654

890,262

1.1x
227,003

1.6x
1,117,265

1.2x
n/a
23%
European Senior Debt I (Feb 2015 / Feb 2019)
1,964,689
€
267,442
€
1,684,033
€
1.0x
1,428,233
€
1.5x
3,112,266
€
1.2x
n/a
5%
*European Senior Debt II (Jun 2019 / Jun 2024)
4,088,344
€
3,362,428
€
921,206
€
1.1x
267,489
€
1.1x
1,188,695
€
1.1x
n/a
16%
Total Credit Drawdown Funds (m)
41,872,262
$
15,434,919
$
14,629,225
$
1.0x
28,421,511
$
1.4x
43,050,736
$
1.2x
n/a
9%
*Direct Lending BDC BXSL (Various) (n)
3,926,295

713,254

3,267,808

n/a
267,134

n/a
3,534,942

n/a
n/a
9%
INVESTMENT RECORDS AS OF DECEMBER 31, 2020
(a)
–
(CONT’D)

Blackstone |

n/m
Not
meaningful
generally
due
to
the
limited
time
since
initial
investment.
n/a
Not
applicable.
(a)
Excludes investment vehicles where Blackstone does not earn fees.
(b)
Available Capital represents total investable capital commitments, including side-by-side, adjusted for certain expenses and expired or recallable capital and may include leverage, less invested capital. This amount is not reduced by outstanding commitments to investments.
(c)
Multiple of Invested Capital (“MOIC”) represents carrying value, before management fees, expenses and Performance Revenues, divided by invested capital.
(d)
Unless otherwise indicated, Net Internal Rate of Return (“IRR”) represents the annualized inception to December 31, 2020 IRR on total invested capital based on realized proceeds and unrealized value, as applicable, after management fees, expenses and Performance Revenues. IRRs are calculated using
actual
timing
of
limited
partner
cash
flows.
Initial
inception
date
of
cash
flows
may
differ
from
the
Investment
Period
Beginning
Date.
(e)
Effective 4Q’20, Available Capital was updated to include uncalled capital commitments until they are legally expired, which increased Available
Capital.
(f)
The
8%
Realized
Net
IRR
and
8%
Total
Net
IRR
exclude
investors
that
opted
out
of
the
Hilton
investment
opportunity.
Overall
BREP
International
II
performance reflects a 7% Realized Net IRR and a 7% Total Net IRR.
(g)
BREP Co-Investment represents co-investment capital raised for various BREP investments. The Net IRR reflected is calculated by aggregating each co-investment’s realized proceeds and unrealized value, as applicable, after management fees, expenses and Performance Revenues.
(h)
BPP
represents
the
Core+
real
estate
funds
which
invest
with
a
more
modest
risk
profile
and
lower
leverage.
Committed
Capital
and
Available
Capital
are not regularly reported to investors in our Core+ strategy and are not applicable in the context of these funds.
(i)
Unrealized Investment Value reflects BREIT’s net asset value as of December 31, 2020. Realized Investment Value represents BREIT’s cash distributions, net of servicing fees. The BREIT net return reflects a per share blended return, assuming BREIT had a single share class, reinvestment of all dividends received
during
the
period,
and
no
upfront
selling
commission,
net
of
all
fees
and
expenses
incurred
by
BREIT.
These
returns
are
not
representative
of
the returns experienced by any particular investor or share class. Inception to date net returns are presented on an annualized basis and are from
January 1, 2017. Committed Capital and Available Capital are not regularly reported to investors in our Core+ strategy and are not applicable in the context of this vehicle.
(j)
BREDS High-Yield represents the flagship real estate debt drawdown funds only and excludes BREDS High-Grade.
(k)
Blackstone Core Equity Partners is a core private equity strategy which invests with a more modest risk profile and longer hold period than traditional private equity.
(l)
Realizations are treated as return of capital until fully recovered and therefore unrealized and realized MOICs are not meaningful. If information is not available on a timely basis, returns are calculated from results that are reported on a three month lag and therefore do not include the impact of economic and market activities in the quarter in which such events occur.
(m)
Funds
presented
represent
the
flagship
credit
drawdown
funds
only.
The
Total
Credit
Net
IRR
is
the
combined
IRR
of
the
credit
drawdown
funds
presented.
(n)
Unrealized
Investment
Value
reflects
BXSL’s
net
asset
value
as
of
December
31,
2020.
Realized
Investment
Value
represents
BXSL’s
cash
distributions.
BXSL’s net return is annualized and calculated since inception starting on November 20, 2018, as the change in NAV per share during the period, plus distributions per share (assuming dividends and distributions are reinvested in accordance with the Company’s dividend reinvestment plan) divided by the beginning NAV per share.
The returns presented herein represent those of the applicable Blackstone Funds and not those of The Blackstone Group Inc.
INVESTMENT RECORDS AS OF DECEMBER 31, 2020 – NOTES

Blackstone |

SHAREHOLDER DIVIDENDS
Generated $1.13 of Distributable Earnings per common share during the quarter, bringing the full year amount to
$2.65 per common share.
Blackstone declared a quarterly dividend of $0.96 per common share to record holders as of February 8, 2021;
payable on February 16, 2021.
A
detailed
description
of
Blackstone’s
dividend
policy
and
the
definition
of
Distributable
Earnings
can
be
found
on
pages
35-36,
Definitions
and
Dividend
Policy.
See additional notes on page 34.
% Change
% Change
($ in thousands, except per share data)
4Q'19
1Q'20
2Q'20
3Q'20
4Q'20
vs. 4Q'19
FY'19
FY'20
vs. FY'19
Distributable Earnings
914,038
$
557,111
$
547,983
$
772,096
$
1,464,406
$
60%
2,870,779
$
3,341,596
$
16%
Add: Other Payables Attributable to
     Common Shareholders
63,796

9,200
45,673
23,461
154,783

143%
142,645

233,117

63%
DE before Certain Payables
977,834

566,311
593,656
795,557
1,619,189

66%
3,013,424

3,574,713

19%
Percent to Common Shareholders
57%

58%

58%

58%

59%

56%

58%

DE before Certain Payables Attributable to
     Common Shareholders
556,133

325,990
344,390
464,233
949,854

71%
1,700,367

2,084,467

23%
Less: Other Payables Attributable to
     Common Shareholders
(63,796)

(9,200)

(45,673)

(23,461)

(154,783)

143%
(142,645)

(233,117)

63%
DE Attributable to Common Shareholders
492,337

316,790
298,717
440,772
795,071

61%
1,557,722

1,851,350

19%
DE per Common Share
0.72
$
0.46
$
0.43
$
0.63
$
1.13
$
57%
2.31
$
2.65
$
15%
Less: Retained Capital per Common Share
(0.11)
$
(0.07)
$
(0.06)
$
(0.09)
$
(0.17)
$
55%
(0.36)
$
(0.39)
$
8%
Actual Dividend per Common Share
0.61
$
0.39
$
0.37
$
0.54
$
0.96
$
57%
1.95
$
2.26
$
16%
Record Date
Feb 8, 2021
Payable Date
Feb 16, 2021

Blackstone |

SHARE SUMMARY
Distributable Earnings Shares Outstanding as of quarter end of 1,200 million shares.
–
Repurchased 9.0 million common shares for the year.
Notes on page 34.
4Q'19
1Q'20
2Q'20
3Q'20
4Q'20
Participating Common Shares
680,457,424

687,869,905

697,597,036

700,649,135

703,959,789

Participating Partnership Units
515,973,657

507,101,000

504,912,855

500,054,874

496,060,455

Distributable Earnings Shares Outstanding
1,196,431,081

1,194,970,905

1,202,509,891

1,200,704,009

1,200,020,244

24 Blackstone | Reconciliations and Disclosures

Blackstone |

RECONCILIATION OF GAAP TO NON-GAAP MEASURES
Notes on page 26-27.
QTD
FY
($ in thousands)
4Q'19
1Q'20
2Q'20
3Q'20
4Q'20
FY'19
FY'20
Net Income (Loss) Attributable to The Blackstone Group Inc.
483,149
$
(1,066,492)
$
568,266
$
794,719
$
748,870
$
2,049,682
$
1,045,363
$
Net Income (Loss) Attributable to Non-Controlling Interests
in Blackstone Holdings
378,137
(880,117)
495,128
638,803
759,110
1,339,627
1,012,924
Net Income (Loss) Attributable to Non-Controlling Interests
in Consolidated Entities
120,796
(645,077)
294,378
259,761
308,055
476,779
217,117
Net Income (Loss) Attributable to Redeemable Non-Controlling
Interests in Consolidated Entities
(3,688)
(15,469)
(3,426)
6,868
(1,871)
(121)
(13,898)
Net Income (Loss)
978,394
$
(2,607,155)
$
1,354,346
$
1,700,151
$
1,814,164
$
3,865,967
$
2,261,506
$
Provision (Benefit) for Taxes
28,943
(158,703)
147,415
100,960
266,342
(47,952)
356,014
Income (Loss) Before Provision (Benefit)
for Taxes
1,007,337
$
(2,765,858)
$
1,501,761
$
1,801,111
$
2,080,506
$
3,818,015
$
2,617,520
$
Transaction-Related Charges (a)
94,715
46,994
76,160
47,283
70,292
208,613
240,729
Amortization of Intangibles (b)
16,482
16,483
16,483
16,483
16,535
65,931
65,984
Impact of Consolidation (c)
(117,108)
660,546
(290,952)
(266,629)
(306,184)
(476,658)
(203,219)
Unrealized Performance Revenues (d)
(128,333)
3,453,446
(1,067,923)
(1,403,480)
(597,285)
(1,126,668)
384,758
Unrealized Performance Allocations Compensation (e)
93,845
(1,397,378)
454,813
509,474
278,575
540,285
(154,516)
Unrealized Principal Investment (Income) Loss (f)
(34,974)
616,610
(223,316)
(177,125)
(114,427)
(113,327)
101,742
Other Revenues (g)
6,435
(138,151)
55,606
192,623
143,615
(79,447)
253,693
Equity-Based Compensation (h)
51,743
87,472
89,341
89,862
67,092
230,194
333,767
Administrative Fee Adjustment (i)
-
-
-
2,719
2,546
-
5,265
Taxes and Related Payables (j)
(76,104)
(23,053)
(63,990)
(40,225)
(176,859)
(196,159)
(304,127)
Distributable Earnings
914,038
$
557,111
$
547,983
$
772,096
$
1,464,406
$
2,870,779
$
3,341,596
$
Taxes and Related Payables (j)
76,104
23,053
63,990
40,225
176,859
196,159
304,127
Net Interest (Income) Loss (k)
2,496
3,941
12,634
12,731
5,604
2,441
34,910
Total Segment Distributable Earnings
992,638
$
584,105
$
624,607
$
825,052
$
1,646,869
$
3,069,379
$
3,680,633
$
Realized Performance Revenues (l)
(651,647)
(167,233)
(102,177)
(319,954)
(1,276,629)
(1,660,642)
(1,865,993)
Realized Performance Compensation (m)
249,359
71,302
37,787
121,730
483,528
603,935
714,347
Realized Principal Investment Income (n)
(38,542)
(20,290)
(18,938)
(15,884)
(103,821)
(224,155)
(158,933)
Fee Related Earnings
551,808
$
467,884
$
541,279
$
610,944
$
749,947
$
1,788,517
$
2,370,054
$
Adjusted EBITDA Reconciliation
Distributable Earnings
914,038
$
557,111
$
547,983
$
772,096
$
1,464,406
$
2,870,779
$
3,341,596
$
Interest Expense (o)
57,351
41,540
38,924
39,228
45,330
195,034
165,022
Taxes and Related Payables (j)
76,104
23,053
63,990
40,225
176,859
196,159
304,127
Depreciation and Amortization
7,666
7,512
8,110
9,568
9,946
26,350
35,136
Adjusted EBITDA
1,055,159
$
629,216
$
659,007
$
861,117
$
1,696,541
$
3,288,322
$
3,845,881
$

Blackstone |

Note:
See pages 35-36, Definitions and Dividend Policy.
(a)
This adjustment removes Transaction-Related Charges, which are excluded from Blackstone’s segment presentation. Transaction-Related Charges arise from corporate actions including acquisitions, divestitures, and Blackstone’s initial public offering. They consist primarily of
equity-based compensation
charges, gains and losses on contingent consideration arrangements, changes in the balance of the Tax Receivable Agreement resulting from a change in tax law or similar event, transaction costs and any gains or losses associated with these corporate actions.
(b)
This adjustment removes the amortization of transaction-related intangibles, which are excluded from Blackstone’s segment presentation. This amount includes amortization of intangibles associated with Blackstone’s investment in Pátria, which is accounted for under the equity method.
(c)
This adjustment reverses the effect of consolidating Blackstone Funds, which are excluded from Blackstone’s segment presentation. This adjustment includes the elimination of Blackstone’s interest in these funds and the removal of amounts associated with the ownership of Blackstone consolidated operating partnerships held by non-controlling interests.
(d)
This adjustment removes Unrealized Performance Revenues on a segment basis. The Segment Adjustment represents the add back of performance
revenues earned from consolidated Blackstone Funds which have been eliminated in consolidation.
(e)
This adjustment removes Unrealized Performance Allocations Compensation.
(f)
This adjustment removes Unrealized Principal Investment Income (Loss) on a segment basis. The Segment Adjustment represents (1) the add back of
Principal Investment Income, including general partner income, earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of amounts associated with the ownership of Blackstone consolidated operating partnerships held by non-controlling interests.
(g)
This adjustment removes Other Revenues on a segment basis. The Segment Adjustment represents (1) the add back of Other Revenues earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of certain Transaction-Related Charges.
(h)
This adjustment removes Equity-Based Compensation on a segment basis.
(i)
This adjustment adds an amount equal to an administrative fee collected on a quarterly basis from certain holders of Blackstone Holdings Partnership
Units.
The
administrative
fee
is
accounted
for
as
a
capital
contribution
under
GAAP,
but
is
reflected
as
a
reduction
of
Other
Operating
Expenses
in
Blackstone’s segment presentation.
QTD
FY
($ in thousands)
4Q'19
1Q'20
2Q'20
3Q'20
4Q'20
FY'19
FY'20
GAAP Other Revenue
(6,410)
$
138,180
$
(55,580)
$
(192,159)
$
(143,583)
$
79,993
$
(253,142)
$
Segment Adjustment
(25)
(29)
(26)
(464)
(32)
(546)
(551)
Other Revenues
(6,435)
$
138,151
$
(55,606)
$
(192,623)
$
(143,615)
$
79,447
$
(253,693)
$
QTD
FY
($ in thousands)
4Q'19
1Q'20
2Q'20
3Q'20
4Q'20
FY'19
FY'20
GAAP Unrealized Principal Investment Income (Loss)
67,913
$
(959,365)
$
331,762
$
295,308
$
217,688
$
215,003
$
(114,607)
$
Segment Adjustment
(32,939)
342,755
(108,446)
(118,183)
(103,261)
(101,676)
12,865
Unrealized Principal Investment Income (Loss)
34,974
$
(616,610)
$
223,316
$
177,125
$
114,427
$
113,327
$
(101,742)
$
QTD
FY
($ in thousands)
4Q'19
1Q'20
2Q'20
3Q'20
4Q'20
FY'19
FY'20
GAAP Unrealized Performance Allocations
128,231
$
(3,453,081)
$
1,067,923
$
1,403,480
$
597,285
$
1,126,332
$
(384,393)
$
Segment Adjustment
102
(365)
-
-
-
336
(365)
Unrealized Performance Revenues
128,333
$
(3,453,446)
$
1,067,923
$
1,403,480
$
597,285
$
1,126,668
$
(384,758)
$
RECONCILIATION OF GAAP TO NON-GAAP MEASURES – NOTES

Blackstone |

(k)
This adjustment removes Interest and Dividend Revenue less Interest Expense on a segment basis. The Segment Adjustment represents (1) the add back of
Interest and Dividend Revenue earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of interest
expense associated with the Tax Receivable Agreement.
(k)
(l)
This adjustment removes the total segment amount of Realized Performance Revenues.
(m)
This adjustment removes the total segment amount of Realized Performance Compensation.
(n)
This adjustment removes the total segment amount of Realized Principal Investment Income.
(o)
This adjustment adds back Interest Expense on a segment basis.
Reconciliation of GAAP Shares of Class A Common Stock Outstanding to Distributable Earnings Shares Outstanding
Disclosure of Weighted-Average Shares of Class A Common Stock Outstanding
(j)
Taxes represent the total GAAP tax provision adjusted to include only the current tax provision (benefit) calculated on Income (Loss) Before Provision
(Benefit) for Taxes and adjusted to exclude the tax impact of any divestitures. Related Payables represent tax-related payables including the amount payable under the Tax Receivable Agreement. Please refer to page 35 for the full definition of Taxes and Related Payables.
QTD
FY
($ in thousands)
4Q'19
1Q'20
2Q'20
3Q'20
4Q'20
FY'19
FY'20
GAAP Interest and Dividend Revenue
52,146
$
35,084
$
23,924
$
26,497
$
39,726
$
182,398
$
125,231
$
Segment Adjustment
2,709
2,515
2,366
-
-
10,195
4,881
Interest and Dividend Revenue
54,855
$
37,599
$
26,290
$
26,497
$
39,726
$
192,593
$
130,112
$
GAAP Interest Expense
60,688
$
41,644
$
39,276
$
39,540
$
45,702
$
199,648
$
166,162
$
Segment Adjustment
(3,337)
(104)
(352)
(312)
(372)
(4,614)
(1,140)
Interest Expense
57,351
$
41,540
$
38,924
$
39,228
$
45,330
$
195,034
$
165,022
$
Net Interest Income (Loss)
(2,496)
$
(3,941)
$
(12,634)
$
(12,731)
$
(5,604)
$
(2,441)
$
(34,910)
$
QTD
FY
($ in thousands)
4Q'19
1Q'20
2Q'20
3Q'20
4Q'20
FY'19
FY'20
Taxes
63,930
$
16,274
$
48,462
$
32,518
$
163,315
$
140,416
$
260,569
$
Related Payables
12,174
6,779
15,528
7,707
13,544
55,743
43,558
Taxes and Related Payables
76,104
$
23,053
$
63,990
$
40,225
$
176,859
$
196,159
$
304,127
$
QTD
4Q'19
1Q'20
2Q'20
3Q'20
4Q'20
GAAP Shares of Class A Common Stock Outstanding
671,157,692
676,630,489
676,874,583
680,680,748
683,875,544
Unvested Participating Common Shares
9,299,732
11,239,416
20,722,453
19,968,387
20,084,245
Total Participating Common Shares
680,457,424
687,869,905
697,597,036
700,649,135
703,959,789
Participating Partnership Units
515,973,657
507,101,000
504,912,855
500,054,874
496,060,455
Distributable Earnings Shares Outstanding
1,196,431,081
1,194,970,905
1,202,509,891
1,200,704,009
1,200,020,244
QTD
FY
4Q'19
1Q'20
2Q'20
3Q'20
4Q'20
FY'19
FY'20
Total GAAP Weighted-Average Shares of Class A Common Stock
Outstanding -
Basic
679,420,988
676,305,359
698,534,168
700,184,580
702,543,279
675,900,466
696,933,548
Weighted-Average Shares of Unvested Deferred Restricted
Class A Common Stock
274,520
-
123,340
343,386
436,255
267,385
324,748
Weighted-Average Blackstone Holdings Partnership Units
-
-
505,754,449
-
-
-
-
Total GAAP Weighted-Average Shares of Class A Common
Stock Outstanding -
Diluted
679,695,508
676,305,359
1,204,411,957
700,527,966
702,979,534
676,167,851
697,258,296
RECONCILIATION OF GAAP TO NON-GAAP MEASURES – NOTES

Blackstone |

BLACKSTONE’S FOURTH QUARTER 2020 GAAP BALANCE SHEET RESULTS
During
3Q’20,
Blackstone
deconsolidated
CLO
vehicles
as
a
result
of
ownership
restructuring.
The
deconsolidation
of
CLO
vehicles
reduced
Blackstone’s
GAAP
consolidated Total Assets, Total Liabilities and Non-Controlling Interests in Consolidated Entities by $6.8 billion, $6.6 billion, and $216 million, respectively.
See page 29, Reconciliation of GAAP to Non-GAAP Balance Sheet Measures.
($ in thousands) (unaudited)
4Q'19
1Q'20
2Q'20
3Q'20
4Q'20
Assets
Cash and Cash Equivalents
2,172,441
$
2,068,326
$
1,976,512
$
2,628,895
$
1,999,484
$
Cash Held by Blackstone Funds and Other
351,210

318,003

343,201

85,218

64,972

Investments
22,281,682

16,430,701

18,973,373

14,423,456

15,617,142

Accounts Receivable
975,075

696,729

498,600

477,601

866,158

Due from Affiliates
2,594,873

2,706,112

2,431,512

2,817,304

3,221,515

Intangible Assets, Net
397,508

379,758

362,008

344,258

347,955

Goodwill
1,869,860

1,869,860

1,869,860

1,869,860

1,901,485

Other Assets
382,493

541,896

501,351

544,905

481,022

Right-of-Use Assets
471,059

542,757

568,663

544,361

526,943

Deferred Tax Assets
1,089,305

1,392,352

1,319,301

1,305,707

1,242,576

Total Assets
32,585,506
$
26,946,494
$
28,844,381
$
25,041,565
$
26,269,252
$
Liabilities and Equity
Loans Payable
11,080,723
$
10,392,903
$
10,839,568
$
5,570,888
$
5,644,653
$
Due to Affiliates
1,026,871

1,247,098

1,268,571

1,064,336

1,135,041

Accrued Compensation and Benefits
3,796,044

1,965,237

2,551,056

3,349,418

3,433,260

Securities Sold, Not Yet Purchased
75,545

51,498

51,395

51,231

51,033

Repurchase Agreements
154,118

105,133

80,620

80,597

76,808

Operating Lease Liabilities
542,994

605,809

637,946

621,408

620,844

Accounts Payable, Accrued Expenses and Other Liabilities
806,159

1,000,708

919,195

804,009

717,104

Total Liabilities
17,482,454

15,368,386

16,348,351

11,541,887

11,678,743

Redeemable Non-Controlling Interests in Consolidated Entities
87,651

72,066

68,564

63,384

65,161

Equity
Class A Common Stock, $0.00001 par value (683,875,544 shares issued and outstanding as of December 31, 2020)
7

7

7

7

7

Class B Common Stock, $0.00001 par value (1 share issued and outstanding as of December 31, 2020)
-

-

-

-

-

Class C Common Stock, $0.00001 par value (1 share issued and outstanding as of December 31, 2020)
-

-

-

-

-

Additional Paid-in-Capital
6,428,647

6,298,093

6,272,040

6,243,722

6,332,105

Retained Earnings
609,625

(871,948)

(574,295)

(36,432)

335,762

Accumulated Other Comprehensive Loss
(28,495)

(41,533)

(36,758)

(27,407)

(15,831)

Non-Controlling Interests in Consolidated Entities
4,186,069

3,591,160

3,900,429

3,946,190

4,042,157

Non-Controlling Interests in Blackstone Holdings
3,819,548

2,530,263

2,866,043

3,310,214

3,831,148

Total Equity
15,015,401

11,506,042

12,427,466

13,436,294

14,525,348

Total Liabilities and Equity
32,585,506
$
26,946,494
$
28,844,381
$
25,041,565
$
26,269,252
$

Blackstone |

RECONCILIATION OF GAAP TO NON-GAAP BALANCE SHEET MEASURES
(a)
This adjustment adds back investments in consolidated Blackstone Funds which have been eliminated in consolidation.
(b)
Represents GAAP accrued performance revenue recorded within Due from Affiliates.
(c)
Represents Performance Revenues realized but not yet distributed as of the reporting date and are included in Distributable Earnings in the period they are realized.
(d)
Represents GAAP accrued performance compensation associated with Accrued Performance Allocations and is recorded within Accrued Compensation and Benefits and Due to Affiliates.
(e)
This adjustment adds other assets related to Treasury Operations that are recorded within Accounts Receivable, reverse repurchase agreements and Due from
Affiliates.
(f)
This adjustment adds other liabilities related to Treasury Operations that are recorded within Accounts Payable, Accrued Expenses and Other Liabilities, Repurchase
Agreements and securities sold short, not yet purchased.
(g)
This adjustment removes amounts associated with the ownership of Blackstone consolidated operating partnerships held by non-controlling interests and adds back investments in consolidated Blackstone Funds which have been eliminated in consolidation.
(h)
This adjustment removes amounts related to consolidated Blackstone Funds.
($ in thousands)
4Q'19
1Q'20
2Q'20
3Q'20
4Q'20
Investments of Consolidated Blackstone Funds
8,380,698
$
7,275,752
$
7,943,531
$
1,500,398
$
1,455,008
$
Equity Method Investments
Partnership Investments
4,035,675

3,553,538

3,873,346

4,144,249

4,353,234

Accrued Performance Allocations
7,180,449

3,761,585

4,715,510

6,112,904

6,891,262

Corporate Treasury Investments
2,419,587

1,653,950

2,205,843

2,390,982

2,579,716

Other Investments
265,273

185,876

235,143

274,923

337,922

Total GAAP Investments
22,281,682
$
16,430,701
$
18,973,373
$
14,423,456
$
15,617,142
$
Accrued Performance Allocations - GAAP
7,180,449
$
3,761,585
$
4,715,510
$
6,112,904
$
6,891,262
$
Impact of Consolidation (a)
384

19

19

1

1

Due from Affiliates - GAAP (b)
154,980

20,910

20,642

21,499

165,678

Less: Net Realized Performance Revenues (c)
(214,662)

(31,719)

(38,592)

(75,328)

(313,610)

Less: Accrued Performance Compensation - GAAP (d)
(3,021,899)

(1,563,672)

(1,989,219)

(2,509,357)

(2,917,609)

Net Accrued Performance Revenues
4,099,252
$
2,187,123
$
2,708,360
$
3,549,719
$
3,825,722
$
Corporate Treasury Investments - GAAP
2,419,587
$
1,653,950
$
2,205,843
$
2,390,982
$
2,579,716
$
Impact of Consolidation (a)
164,243

131,248

141,371

143,131

148,911

Other Assets (e)
602,707

374,064

271,615

525,864

947,565

Other Liabilities (f)
(74,898)

(46,635)

(69,326)

(124,734)

(30,355)

Corporate Treasury Investments - Deconsolidated
3,111,639
$
2,112,627
$
2,549,503
$
2,935,243
$
3,645,837
$
Partnership and Other Investments - GAAP
4,300,948
$
3,739,414
$
4,108,489
$
4,419,172
$
4,691,156
$
Impact of Consolidation (g)
(2,409,218)

(2,111,945)

(2,316,855)

(2,470,797)

(2,626,765)

GP/Fund Investments - Deconsolidated
1,891,730
$
1,627,469
$
1,791,634
$
1,948,375
$
2,064,391
$
Loans Payable - GAAP
11,080,723
$
10,392,903
$
10,839,568
$
5,570,888
$
5,644,653
$
Impact of Consolidation (h)
(6,479,867)

(5,817,702)

(6,232,787)

(99)

(99)

Outstanding Bonds - Carrying Value
4,600,856

4,575,201

4,606,781

5,570,789

5,644,554

Unamortized Discount
81,094

79,449

78,319

87,361

87,846

Outstanding Bonds (at par) - Deconsolidated
4,681,950
$
4,654,650
$
4,685,100
$
5,658,150
$
5,732,400
$

Blackstone |

QTD
FY
($ in thousands)
4Q'19
1Q'20
2Q'20
3Q'20
4Q'20
FY'19
FY'20
Management and Advisory Fees, Net
GAAP
943,900
$
934,832
$
969,728
$
1,053,851
$
1,134,138
$
3,472,155
$
4,092,549
$
Segment Adjustment (a)
1,773
5,735
7,005
3,989
1,887
12,081
18,616
Total Segment
945,673
$
940,567
$
976,733
$
1,057,840
$
1,136,025
$
3,484,236
$
4,111,165
$
GAAP Realized Performance Revenues to Total Segment Fee Related Performance Revenues
GAAP
Incentive Fees
87,610
12,161
15,300
13,498
97,702
129,911
138,661
Investment Income -
Realized Performance Allocations
717,555
167,530
101,910
371,406
1,465,154
1,739,000
2,106,000
GAAP
805,165
$
179,691
$
117,210
$
384,904
$
1,562,856
$
1,868,911
$
2,244,661
$
Total Segment
Less: Realized Performance Revenues
(651,647)
(167,233)
(102,177)
(319,954)
(1,276,629)
(1,660,642)
(1,865,993)
Segment Adjustment (b)
2,855
8
-
-
-
3,732
8
Total Segment
156,373
$
12,466
$
15,033
$
64,950
$
286,227
$
212,001
$
378,676
$
GAAP Compensation to Total Segment Fee Related Compensation
GAAP
Compensation
447,646
476,543
458,457
460,983
459,636
1,820,330
1,855,619
Incentive Fees Compensation
24,589
6,522
8,432
7,385
22,086
44,300
44,425
Realized Performance Allocations Compensation
295,059
72,423
38,569
142,149
590,089
662,942
843,230
GAAP
767,294
$
555,488
$
505,458
$
610,517
$
1,071,811
$
2,527,572
$
2,743,274
$
Total Segment
Less: Realized Performance Compensation
(249,359)
(71,302)
(37,787)
(121,730)
(483,528)
(603,935)
(714,347)
Less:
Equity-Based
Compensation
-
Operating
Compensation
(51,612)
(85,334)
(87,205)
(88,180)
(65,397)
(221,684)
(326,116)
Less:
Equity-Based
Compensation
-
Performance
Compensation
(131)
(2,138)
(2,136)
(1,682)
(1,695)
(8,510)
(7,651)
Segment Adjustment (c)
(77,313)
(50,450)
(71,426)
(38,292)
(38,422)
(356,865)
(198,590)
Total Segment
388,879
$
346,264
$
306,904
$
360,633
$
482,769
$
1,336,578
$
1,496,570
$
GAAP General, Administrative and Other to Total Segment Other Operating Expenses
GAAP
186,971
$
157,566
$
169,051
$
171,041
$
214,124
$
679,408
$
711,782
$
Segment Adjustment (d)
(25,612)
(18,681)
(25,468)
(19,828)
(24,588)
(108,266)
(88,565)
Total Segment
161,359
$
138,885
$
143,583
$
151,213
$
189,536
$
571,142
$
623,217
$
Realized Performance Revenues
GAAP
Incentive Fees
87,610
12,161
15,300
13,498
97,702
129,911
138,661
Investment
Income
-
Realized
Performance
Allocations
717,555
167,530
101,910
371,406
1,465,154
1,739,000
2,106,000
GAAP
805,165
$
179,691
$
117,210
$
384,904
$
1,562,856
$
1,868,911
$
2,244,661
$
Total Segment
Less: Fee Related Performance Revenues
(156,373)
(12,466)
(15,033)
(64,950)
(286,227)
(212,001)
(378,676)
Segment Adjustment (b)
2,855
8
-
-
-
3,732
8
Total Segment
651,647
$
167,233
$
102,177
$
319,954
$
1,276,629
$
1,660,642
$
1,865,993
$
RECONCILIATION OF GAAP TO TOTAL SEGMENTS

Blackstone |

QTD
FY
($ in thousands)
4Q'19
1Q'20
2Q'20
3Q'20
4Q'20
FY'19
FY'20
Realized Performance Compensation
GAAP
Incentive Fee Compensation
24,589
$
6,522
$
8,432
$
7,385
$
22,086
$
44,300
$
44,425
$
Realized Performance Allocations Compensation
295,059
72,423
38,569
142,149
590,089
662,942
843,230
GAAP
319,648
$
78,945
$
47,001
$
149,534
$
612,175
$
707,242
$
887,655
$
Total Segment
Less: Fee Related Performance Compensation
(70,158)
(5,505)
(7,078)
(26,122)
(126,952)
(94,797)
(165,657)
Less:
Equity-Based
Compensation
-
Performance
Compensation
(131)
(2,138)
(2,136)
(1,682)
(1,695)
(8,510)
(7,651)
Total Segment
249,359
$
71,302
$
37,787
$
121,730
$
483,528
$
603,935
$
714,347
$
Realized Principal Investment Income
GAAP
100,535
$
48,695
$
61,102
$
61,017
$
220,814
$
393,478
$
391,628
$
Segment Adjustment (e)
(61,993)
(28,405)
(42,164)
(45,133)
(116,993)
(169,323)
(232,695)
Total Segment
38,542
$
20,290
$
18,938
$
15,884
$
103,821
$
224,155
$
158,933
$
GAAP Interest and Dividend Revenue net of Interest Expense to Total Segment Net Interest Income (Loss)
GAAP
Interest and Dividend Revenue
52,146
35,084
23,924
26,497
39,726
182,398
125,231
Interest Expense
(60,688)
(41,644)
(39,276)
(39,540)
(45,702)
(199,648)
(166,162)
GAAP
(8,542)
$
(6,560)
$
(15,352)
$
(13,043)
$
(5,976)
$
(17,250)
$
(40,931)
$
Segment Adjustment (f)
6,046
2,619
2,718
312
372
14,809
6,021
Total Segment
(2,496)
$
(3,941)
$
(12,634)
$
(12,731)
$
(5,604)
$
(2,441)
$
(34,910)
$
This analysis reconciles the components of Total Segment Distributable Earnings (page 3) to their equivalent GAAP measures, reported on the Consolidated
Statement
of
Operations
(page
1).
Segment
basis
presents
revenues
and
expenses
on
a
basis
that
deconsolidates
the
investment
funds
Blackstone
manages
and
excludes the amortization of intangibles, the expense of equity-based awards and Transaction-Related Charges.
(a)
Represents (1) the add back of net management fees earned from consolidated Blackstone Funds which have been eliminated in consolidation, and
(2)
the removal of revenue from the reimbursement of certain expenses by the Blackstone Funds, which are presented gross under GAAP but netted against Management and Advisory Fees, Net in the Total Segment measures.
(b)
Represents the add back of Performance Revenues earned from consolidated Blackstone Funds which have been eliminated in consolidation.
(c)
Represents the removal of Transaction-Related Charges that are not recorded in the Total Segment measures.
(d)
Represents the removal of (1) the amortization of transaction-related intangibles, and (2) certain expenses reimbursed by the Blackstone Funds, which
are
presented
gross
under
GAAP
but
netted
against
Management
and
Advisory
Fees,
Net
in
the
Total
Segment
measures.
Beginning
in
3Q'20,
includes a reduction equal to an administrative fee collected on a quarterly basis from certain holders of Blackstone Holdings Partnership Units which is accounted for as a capital contribution under GAAP, but is reflected as a reduction of Other Operating Expenses in Blackstone's segment presentation.
(e)
Represents (1) the add back of Principal Investment Income, including general partner income, earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of amounts associated with the ownership of Blackstone consolidated operating partnerships held by non-controlling interests.
(f)
Represents (1) the add back of Interest and Dividend Revenue earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of interest expense associated with the Tax Receivable Agreement.
RECONCILIATION OF GAAP TO TOTAL SEGMENTS – (CONT’D)

Blackstone |

NOTES
Notes to page 1 -
Blackstone’s Fourth Quarter and Full Year 2020 GAAP Results
Effective July 1, 2019, The Blackstone Group L.P. converted from a Delaware limited partnership to a Delaware corporation, The Blackstone
Group Inc. (the “Conversion”). This presentation includes results for The Blackstone Group L.P. prior to the Conversion. As of any time prior to the Conversion, references to “Blackstone,” “the Company,” “our” and similar terms mean The Blackstone Group L.P. and its consolidated subsidiaries and, as of any time after the Conversion, The Blackstone Group Inc. and its consolidated subsidiaries.
All references to shares or per share amounts prior to the Conversion refer to units or per unit amounts. Unless otherwise noted, references to
“common stock” and “common shares” refer to Class A common stock.
Income
(Loss)
Before
Provision
(Benefit)
for
Taxes
Margin
is
calculated
by
dividing
Income
(Loss)
Before
Provision
(Benefit)
for
Taxes
by
Total
Revenues.
Notes to page 2 -
Blackstone’s Fourth Quarter and Full Year 2020 Highlights
The changes in carrying value, fund returns and composite returns presented throughout this presentation represent those of the applicable
Blackstone Funds and not those of Blackstone.
See Notes to page 18 regarding Net Accrued Performance Revenue redefinition.
Notes to page 5 -
Investment Performance and Net Accrued Performance Revenues
Effective 1Q’20, the Credit segment was renamed Credit & Insurance; however, there was no change to the composition of the segment or historical results.
Effective 1Q’20, Core+ appreciation was updated to include BREIT and represents a weighted average of BREIT’s per share appreciation and BPP appreciation for the period. The returns are weighted based on the average of BREIT’s monthly net asset values and the average of BPP’s quarterly
adjusted
beginning
period
market
values
for
the
period.
This
presentation
provides
a
more
holistic
view
of
Core+
by
including
BREIT
performance.
Effective
1Q’20,
Corporate
Private
Equity
appreciation
was
updated
to
include
Core
Private
Equity
appreciation.
This
presentation
provides
a
more holistic view of Corporate Private Equity by including Core Private Equity performance.
Results for the Secondaries business (also referred to as Strategic Partners) are reported on a three month lag from the Secondaries’ fund financial statements, which generally report based on a three month lag from the underlying fund investments unless information is available on a more timely basis. As a result, the appreciation presented herein does not include the impact of economic and market activity in the current quarter. Current market activity is expected to affect reported results in upcoming quarters.
The
BPS
Composite
gross
and
net
returns
are
based
on
the
BAAM
Principal
Solutions
(“BPS”)
Composite,
which
does
not
include
BAAM’s
individual
investor solutions (liquid alternatives), strategic capital (seeding and minority interests), strategic opportunities (co-invests), and advisory (non-
discretionary) platforms, except for investments by BPS funds directly into those platforms. BAAM-managed funds in liquidation and non fee-
paying
assets
(net
returns
only)
are
also
excluded.
The
funds/accounts
that
comprise
the
BPS
Composite
are
not
managed
within
a
single
fund
or
account and are managed with different mandates. There is no guarantee that BAAM would have made the same mix of investments in a stand-
alone fund/account. The BPS Composite is not an investible product and, as such, the performance of the BPS Composite does not represent the performance of an actual fund or account.

Blackstone |

NOTES
–
(CONT’D)
Notes to page 5 -
Investment Performance and Net Accrued Performance Revenues (Cont’d)
Effective 1Q’20, Credit returns are presented as a composite return instead of separate returns for performing credit and distressed. The Credit
Composite
now
also
includes
the
long
only
strategy.
The
Credit
Composite
return
is
a
weighted
average
of
(a)
the
return
based
on
the
combined
quarterly cash flows of performing credit and distressed fee-earning funds and (b) the weighted average quarterly return of all long only strategy fee-earning funds. Only fee-earning funds exceeding $100 million of fair value at the beginning of each respective quarter-end are included and funds
in
liquidation
are
excluded.
Credit
returns
exclude
Blackstone
Funds
that
were
contributed
to
Blackstone
Credit
as
part
of
Blackstone’s
acquisition of Blackstone Credit, formerly known as GSO, in March 2008.
Notes to page 16 –
Assets Under Management -
Rollforward
Effective 4Q’20, the methodology for Total AUM was updated with respect to the relevant segment for certain real estate, secondaries and credit funds
to
include
permanent
fund
level
leverage
(as
this
represents
additional
capital
the
fund
is
managing),
to
include
uncalled
capital
commitments
until
they
are
legally
expired
and
to
exclude
certain
uncalled
capital
commitments
where
the
investors
have
complete
discretion
over
investment.
Funds
without
an
adjustment
were
either
already
applying
that
methodology
in
reporting
Total
AUM
or
the
updates
were
not
applicable. Additional detail on these adjustments is included below:
Subsequent
to
4Q’20,
increases/decreases
in
permanent
fund
level
leverage
and
uncalled
capital
commitments
that
have
not
legally
expired
where investors do not have complete discretion over investment for the aforementioned funds will be reflected as inflows, outflows, realizations and/or market activity, as the case may be.
Notes
to
page
18
–
Net
Accrued
Performance
Revenues
–
Additional
Detail
Effective
1Q’20,
NAPR
has
been
redefined
to
exclude
Performance
Revenues
realized
but
not
yet
distributed
as
of
the
reporting
date.
This
update aligns the presentation of DE and NAPR. All prior periods have been recast to reflect this definition.
Per Share calculations are based on end of period DE Shares Outstanding (see page 23, Share Summary).
Three Months Ended December 31, 2020
Twelve Months Ended December 31, 2020
Real
Private
Hedge Fund
Credit &
Real
Private
Hedge Fund
Credit &
($ in millions)
Estate
Equity
Solutions
Insurance
Estate
Equity
Solutions
Insurance
Market Activity
7,893
$
10,223
$
4,240
$
4,816
$
27,173
$
6,923
$
9,776
$
3,016
$
476
$
20,192
$
One-Time Methodology Adjustment
3,779

1,869

-

(1,514)

4,133

3,779

1,869

-

(1,514)

4,133

Reported Market Activity
11,672
$
12,092
$
4,240
$
3,302
$
31,305
$
10,702
$
11,645
$
3,016
$
(1,039)
$
24,324
$
Total
Total

Blackstone |

NOTES
–
(CONT’D)
Notes to page 22 –
Shareholder Dividends
DE
before
Certain
Payables
represents
Distributable
Earnings
before
the
deduction
for
the
Payable
Under
Tax
Receivable
Agreement
and
tax
expense (benefit) of wholly owned subsidiaries. Common Shareholders receive tax benefits from deductions taken by Blackstone’s corporate tax paying
subsidiaries
and
bear
responsibility
for
the
deduction
from
Distributable
Earnings
of
the
Payable
Under
Tax
Receivable
Agreement
and
certain other tax-related payables.
Per Share calculations are based on end of period Participating Common Shares (page 23, Share Summary); actual dividends are paid to shareholders as of the applicable record date.
Retained
capital
is
withheld
pro
rata
from
common
and
Blackstone
Holdings
Partnership
unitholders.
Common
shareholders’
share
was
$120
million for 4Q’20 and $273 million for FY’20.
Notes
to
page
23
–
Share
Summary
Participating Common Shares and Participating Partnership Units include both issued and outstanding shares and unvested shares that participate in dividends.

Blackstone |

DEFINITIONS AND DIVIDEND POLICY
Blackstone
discloses
the
following
operating
metrics
and
financial
measures
that
are
calculated
and
presented
on
the
basis
of
methodologies
other
than in accordance with generally accepted accounting principles in the United States of America (“non-GAAP”) in this presentation:
Segment Distributable Earnings, or “Segment DE”, is Blackstone’s segment profitability measure used to make operating decisions and assess performance across Blackstone’s four segments. Segment DE represents the net realized earnings of Blackstone’s segments and is the sum of Fee
Related Earnings and Net Realizations for each segment. Blackstone’s segments are presented on a basis that deconsolidates Blackstone Funds, eliminates non-controlling ownership interests in Blackstone’s consolidated operating partnerships, removes the amortization of intangible assets and removes Transaction-Related Charges. Segment DE excludes unrealized activity and is derived from and reconciled to, but not equivalent to, its most directly comparable GAAP measure of Income (Loss) Before Provision (Benefit) for Taxes.
–
Net Realizations
is presented on a segment basis and is the sum of Realized Principal Investment Income and Realized Performance
Revenues (which refers to Realized Performance Revenues excluding Fee Related Performance Revenues), less Realized Performance
Compensation (which refers to Realized Performance Compensation excluding Fee Related Performance Compensation and Equity-Based
Performance Compensation).
–
Total
Segment
Revenues
and
Segment
Revenues
represent
Net
Management
and
Advisory
Fees,
Fee
Related
Performance
Revenues,
Realized Performance Revenues and Realized Principal Investment Income.
Distributable Earnings, or “DE”, is derived from Blackstone’s segment reported results. DE is used to assess performance and amounts available for dividends to Blackstone shareholders, including Blackstone personnel and others who are limited partners of the Blackstone Holdings
Partnerships. DE is the sum of Segment DE plus Net Interest Income (Loss) less Taxes and Related Payables. DE excludes unrealized activity and is derived from and reconciled to, but not equivalent to, its most directly comparable GAAP measure of Income (Loss) Before Provision (Benefit) for
Taxes.
–
Net Interest Income (Loss)
is presented on a segment basis and is equal to Interest and Dividend Revenue less Interest Expense, adjusted for the impact of consolidation of Blackstone Funds, and interest expense associated with the Tax Receivable Agreement.
–
Taxes
and
Related
Payables
represent
the
total
GAAP
tax
provision
adjusted
to
include
only
the
current
tax
provision
(benefit)
calculated
on
Income
(Loss)
Before
Provision
(Benefit)
for
Taxes
and
including
the
Payable
under
the
Tax
Receivable
Agreement.
Further,
the
current
tax provision utilized when calculating Taxes and Related Payables and DE reflects the benefit of deductions available to the company on certain expense items that are excluded from the underlying calculation of Segment DE and Total Segment Distributable Earnings, such as equity-based compensation charges and certain Transaction-Related Charges where there is a current tax provision or benefit.
The
economic
assumptions and methodologies that impact the implied income tax provision are the same as those methodologies and assumptions used in calculating the current income tax provision for Blackstone’s consolidated statements of operations under
U.S.
GAAP,
excluding
the
impact
of
divestitures
and
accrued
tax
contingencies
and
refunds
which
are
reflected
when
paid
or
received.
Management
believes
that
including
the
amount
payable
under
the
tax
receivable
agreement
and
utilizing
the
current
income
tax
provision
adjusted
as
described
above
when calculating DE is meaningful as it increases comparability between periods and more accurately reflects earnings that are available for distribution to shareholders.
Fee Related Earnings, or “FRE”, is a performance measure used to assess Blackstone’s ability to generate profits from revenues that are measured
and
received
on
a
recurring
basis
and
not
subject
to
future
realization
events.
FRE
equals
management
and
advisory
fees
(net
of
management fee reductions and offsets) plus Fee Related Performance Revenues, less (a) Fee Related Compensation on a segment basis, and
(b)
Other Operating Expenses. FRE is derived from and reconciled to, but not equivalent to, its most directly comparable GAAP measure of
Income (Loss) Before Provision (Benefit) for Taxes.

Blackstone |

–
Fee Related Compensation
is presented on a segment basis and refers to the compensation expense, excluding Equity-Based Compensation, directly related to (a) Management and Advisory Fees, Net and (b) Fee Related Performance Revenues, referred to as Fee Related
Performance Compensation.
–
Fee
Related
Performance
Revenues
refers
to
the
realized
portion
of
Performance
Revenues
from
Perpetual
Capital
that
are
(a)
measured
and received on a recurring basis, and (b) not dependent on realization events from the underlying investments.
–
Other Operating Expenses is presented on a segment basis and is equal to General, Administrative and Other Expenses, adjusted to (a)
remove
the
amortization
of
transaction-related
intangibles,
(b)
remove
certain
expenses
reimbursed
by
the
Blackstone
Funds
which
are
netted against Management and Advisory Fees, Net in Blackstone's segment presentation, and (c) give effect to an administrative fee collected on a quarterly basis from certain holders of Blackstone Holdings Partnership Units. The administrative fee is accounted for as a capital contribution under GAAP, but is reflected as a reduction of Other Operating Expenses in Blackstone's segment presentation.
–
Perpetual Capital
refers to the component of assets under management with an indefinite term, that is not in liquidation, and for which there
is
no
requirement
to
return
capital
to
investors
through
redemption
requests
in
the
ordinary
course
of
business,
except
where
funded
by new capital inflows. Includes co-investment capital with an investor right to convert into Perpetual Capital.
Adjusted
Earnings
Before
Interest,
Taxes
and
Depreciation
and
Amortization,
or
“Adjusted
EBITDA”,
is
a
supplemental
measure
used
to
assess
performance
derived
from
Blackstone’s
segment
results
and
may
be
used
to
assess
its
ability
to
service
its
borrowings.
Adjusted
EBITDA
represents Distributable Earnings plus the addition of (a) Interest Expense on a segment basis, (b) Taxes and Related Payables, and
(c)
Depreciation and Amortization. Adjusted EBITDA is derived from and reconciled to, but not equivalent to, its most directly comparable GAAP measure of Income (Loss) Before Provision (Benefit) for Taxes.
Performance Revenues
collectively refers to: (a) Incentive Fees, and (b) Performance Allocations.
Performance Compensation
collectively refers to: (a) Incentive Fee Compensation, and (b) Performance Allocations Compensation.
Transaction-Related Charges
arise from corporate actions including acquisitions, divestitures, and Blackstone’s initial public offering. They consist primarily of equity-based compensation charges, gains and losses on contingent consideration arrangements, changes in the balance of the Tax Receivable Agreement resulting from a change in tax law or similar event, transaction costs and any gains or losses associated with these corporate actions.
Dividend Policy. Blackstone’s intention is to pay to holders of Class A common stock a quarterly dividend representing approximately 85% of The
Blackstone
Group
Inc.’s
share
of
Distributable
Earnings,
subject
to
adjustment
by
amounts
determined
by
Blackstone’s
board
of
directors
to
be
necessary or appropriate to provide for the conduct of its business, to make appropriate investments in its business and funds, to comply with applicable law, any of its debt instruments or other agreements, or to provide for future cash requirements such as tax-related payments, clawback obligations and dividends to shareholders for any ensuing quarter. The dividend amount could also be adjusted upward in any one quarter. All of the foregoing is subject to the qualification that the declaration and payment of any dividends are at the sole discretion of Blackstone’s board of directors and our board of directors may change our dividend policy at any time, including, without limitation, to reduce such quarterly dividends or even to eliminate such dividends entirely.
DEFINITIONS AND DIVIDEND POLICY – (CONT’D)

Blackstone |

FORWARD-LOOKING STATEMENTS
This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section
21E
of
the
Securities
Exchange
Act
of
1934,
as
amended,
which
reflect
our
current
views
with
respect
to,
among
other
things,
our
operations,
taxes,
earnings and financial performance, share repurchases and dividends. You can identify these forward-looking statements by the use of words such as
“outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,”
“plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. We believe these factors include but are not limited to the impact of the novel coronavirus (“COVID-19”), as well as those described under the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2019 and in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, as such factors may be updated from time to time in our periodic filings with the United States Securities and Exchange Commission (“SEC”), which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this report and in our other periodic filings. The forward-looking statements speak only as of the date of this report, and we undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.
This presentation does not constitute an offer of any Blackstone Fund.